Per Share Information	12 Months Ended
Dec. 31, 2018
Profit or loss [abstract]
Per Share Information
14.	PER SHARE INFORMATION

(a)	Net (Loss) Earnings per Share

Net loss per share for the year ended December 31, 2018 was calculated based on basic and diluted net loss of $4,149 million, (2017 – net earnings per share based on basic and diluted net earnings of $658 million) and the weighted average number of shares outstanding used in the calculation was based on the following:

(in millions)	2018	2017
Basic weighted average number of shares outstanding	869	862
Effect of dilutive stock options and restricted share units	—	3
Diluted weighted average number of shares outstanding	869	865

The outstanding equity instruments that could potentially dilute basic earnings per share in the future, but were not included in the calculation of diluted net loss per share for the year ended December 31, 2018 because they were anti-dilutive, were 8 million stock options and RSUs (2017 – 7 million stock options).

(b)	Dividends Declared

During the year ended December 31, 2018, the Company declared dividends of $0.08 per share for total dividends of $69 million (2017 – $0.08 per share for dividends of $70 million).

The Company’s Dividend Reinvestment Plan (“DRIP”) allows shareholders the opportunity to increase their investment in Goldcorp without additional transaction costs by receiving dividend payments in the form of common shares of the Company. Shareholders have the option to reinvest their cash dividends into additional common shares issued from treasury at a 3% discount to the average market price calculated at the time of dividend payment. During the year ended December 31, 2018, the Company issued $10 million (2017 – $8 million) in common shares under the Company’s DRIP.